                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT (this "AMENDMENT") to CREDIT AGREEMENT among SPINNAKER COATING, INC., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc. ("COATING"), ENTOLETER, INC., a Delaware corporation ("Entoleter"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and, together with the Borrowers, the "CREDIT PARTIES"), the financial institutions from time to time party thereto as lenders (the "LENDERS"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity the "AGENT") for the Lenders, is made as of April 17, 2000 among the Credit Parties and the undersigned Lenders.

                              W I T N E S S E T H :

     WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (as amended, restated or otherwise modified from time to time prior to the date of effectiveness of this Amendment, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties have requested that the Lenders amend the Credit Agreement as described herein; and

     WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENT. Upon satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the Credit Parties and the Lenders agree that the Credit Agreement shall be deemed amended by amending and restating Section 2.1(a)(i) in its entirety as follows:

     "(i) TO COATING: an aggregate amount equal to the lesser of (x) the Coating Line of Credit and (y) the Coating Borrowing Base, minus in each case, the then outstanding Coating Letter of Credit Obligations and the pending Borrowings of Coating; provided that if the sum of the outstanding Revolving Loans extended by the Lenders to Coating and Coating Letter of Credit Obligations exceed $3,000,000, then no additional Revolving Loan or Letter of Credit may be incurred by Coating if after giving effect thereto an amount equal to fifty percent (50%) of the sum of such Revolving Loans and Coating Letter of Credit Obligations in excess of $3,000,000 exceeds the Coating Accounts Borrowing Base;"

     2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of December 31, upon satisfaction of the following conditions:

          (a) the Agent shall have received this Amendment, duly executed by the Credit Parties and the Required Lenders;

          (b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct in all respects; and


     3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party represents and warrants that:

          (a) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

          (c) no Event of Default has occurred or remains outstanding as of the date hereof.

     4. EXPENSES. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

     5. MISCELLANEOUS.

          (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

          (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit Documents.

          (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

          (e) This Amendment shall constitute a Credit Document.

     6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).




                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

                            BORROWERS:

                            SPINNAKER COATING, INC.,
                            formerly known as Brown-Bridge Industries, Inc.


                            By:    /S/ Richard T. Ray
                                   ------------------------------------------
                                   Name: Richard T. Ray
                                        -------------------------------------
                                   Title: Executive Vice President, Chief
                                         ------------------------------------
                                   Financial Officer and Coo
                                   ------------------------------------------


                            SPINNAKER COATING-MAINE, INC.


                            By:    /S/ Richard T. Ray
                                   ------------------------------------------
                                   Name: Richard T. Ray
                                        -------------------------------------
                                   Title: Vice President, Assistant Secretary
                                         ------------------------------------
                                   and Treasurer
                                   ------------------------------------------


                            ENTOLETER, INC.


                            By:    /S/ Robert P. Wentzel
                                   ------------------------------------------
                                   Name: Robert P. Wentzel
                                        -------------------------------------
                                   Title: President
                                         ------------------------------------

                            GUARANTOR:

                            SPINNAKER INDUSTRIES, INC.


                            By:    /s/ Craig J. Jennings
                                   ------------------------------------------
                                   Name: Craig J. Jennings
                                        -------------------------------------
                                   Title: Vice President Finance & Treasurer
                                         ------------------------------------


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



                            LENDERS:

                            TRANSAMERICA BUSINESS CREDIT
                            CORPORATION


                            By:    /s/ Robert L. Heinz
                                   ------------------------------------------
                                   Name: Robert L. Heinz
                                        -------------------------------------
                                   Title: Senior Vice President
                                         ------------------------------------


                            THE CIT GROUP/BUSINESS CREDIT, INC.


                            By:    /s/ Eric Maloy
                                   ------------------------------------------
                                   Name: Eric Maloy
                                        -------------------------------------
                                   Title: Assistant Vice President
                                         ------------------------------------









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